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                                                                    EXHIBIT 10.2

                        INTERNATIONAL SECURITY AGREEMENT

      This INTERNATIONAL SECURITY AGREEMENT (this "Agreement"), dated as of July 23, 2004, is made by and between NATCO GROUP INC., a Delaware corporation ("NGI" or a "Grantor"), NATIONAL TANK COMPANY, a Delaware corporation ("NATCO" or a "Grantor"), and TOTAL ENGINEERING SERVICES TEAM, INC., a Louisiana corporation ("TEST" or a "Grantor" and collectively with NGI and NATCO, and their successors and assigns, the "Grantors"), and WELLS FARGO HSBC TRADE BANK, N.A. (together with its successors and assigns, the "Secured Party").

      PRELIMINARY STATEMENT. The Secured Party has entered into an International Revolving Credit Agreement dated of even date herewith with Grantor (said International Revolving Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "International Credit Agreement"). It is a condition precedent to the effectiveness of the International Credit Agreement that the Grantors shall have executed and delivered this Agreement.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to make the Loans and issue Letters of Credit under the International Credit Agreement, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms and Related Matters. Capitalized terms used herein and not otherwise defined shall have the meanings specified in the International Credit Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise defined herein or in the International Credit Agreement, the terms defined in Article 9 of the Uniform Commercial Code as enacted in the State of Texas (the "UCC") are used herein as therein defined. All accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles.

            (a) "Collateral" shall mean all of each Grantor's remedies, powers, privileges, rights, titles and interests (including all power of each Grantor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

                                    ACCOUNTS

      1) all accounts, receivables, accounts receivable, general intangibles ("General Intangibles") regardless of form (including all choses or things in action, trade names, trademarks, patents, patents pending, infringement claims, service marks, licenses, copyrights, blueprints, drawings, plans, diagrams, schematics, computer programs, computer tapes, computer discs, reports, catalogs, customer lists, purchase orders, goodwill, route lists, monies due or recoverable from pension

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            funds, tax refunds and all rights to any of the foregoing), book debts, contract rights and rights to payment no matter how evidenced;

      2) all chattel paper, notes, drafts, acceptances, payments under leases of equipment or sale of inventory, and other forms of obligations received by or belonging to such Grantor for goods sold or leased and/or services rendered by such Grantor;

      3) all purchase orders, instruments and other documents (including all documents of title) evidencing obligations to such Grantor, including those for or representing obligations for goods sold or leased and/or services rendered by such Grantor;

      4) all monies due or to become due to such Grantor under all contracts, including those for the sale or lease of goods and/or performance of services by such Grantor no matter how evidenced and whether or not earned by performance;

      5) all accounts, receivables, accounts receivable, contract rights, and General Intangibles arising as a result of such Grantor's having paid accounts payable (or having had goods sold or leased to Grantor or services performed for such Grantor giving rise to accounts payable) which accounts payable were paid for or were incurred by such Grantor on behalf of any third parties pursuant to an agreement or otherwise;

      6) all goods, the sale and delivery of which give rise to any of the foregoing, including any such goods which are returned to such Grantor for credit;

                                    INVENTORY

      all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property of whatever nature now owned by each Grantor or hereafter from time to time existing or acquired, wherever located and held for sale or lease, including those held for display or demonstration or out on lease or consignment, or furnished or to be furnished under contracts of service or used or usable or consumed or consumable in such Grantor's business or which are finished or unfinished goods and all accessions and appurtenances thereto, together with all warehouse receipts and other documents evidencing any of the same and all containers, packing, packaging, shipping and similar materials;

                                    EQUIPMENT

      all goods, equipment, machinery, furnishings, fixtures, furniture, appliances, accessories, leasehold improvements (to the extent assignable), chattels and other articles of personal property of whatever nature (whether or not the same constitute fixtures) now owned by each Grantor or hereafter acquired, and all component parts thereof and all appurtenances thereto;

all accessions, appurtenances and additions to and substitutions for any of the foregoing; all products and proceeds of any of the foregoing; all renewals and replacements of any of the foregoing; and all accounts, instruments, notes, chattel paper, documents (including all

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documents of title), books, records, contract rights and General Intangibles relating to or arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of any Grantor or the Secured Party in respect of any of the foregoing) and together with all General Intangibles now owned by any Grantor or existing or hereafter acquired, created or arising (whether or not related to any of the foregoing Property). The inclusion of proceeds does not authorize any Grantor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein.

            (b) "Domestic Collateral" shall mean that portion of the Collateral which does not consist of the International Collateral.

            (c)   "International Collateral" shall mean the following:

                  (i) All presently existing or hereafter acquired or created accounts which are, have been or will be arising from the export of goods and services or from the sale of goods and services destined for export (any and all of the foregoing being the "International Accounts");

                  (ii) All inventory in all of its forms, wherever located, now or hereafter existing and whether acquired by purchase, merger or otherwise and all raw materials and work in process therefor, all finished goods thereof and all materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing or production thereof, and all accessions thereto and products thereof, including in any event all accessions thereto and products thereof, which inventory and accessions and products are, have been or will be part of or used in goods or services exported or in goods or services sold destined for export, or will be designated as export-related (any and all such inventory, accessions and products being the "International Inventory");

                  (iii) All General Intangibles, claims, choses in action and all rights now or hereafter existing, acquired or created, arising under or in connection with any contract for the sale or performance of goods and services destined for export, including the right to payment thereunder not yet earned by performance and not yet evidenced by an International Account (including, without limitation, all of Grantor's rights under any Export Order or Indirect Export Order) and all rights to receive payments under any letter of credit related to the foregoing (any and all of the foregoing being the "International Contract Rights"); and

                  (iv) The proceeds (cash and non-cash) of the International Accounts, the International Inventory and the International Contract Rights described in the foregoing clauses (i), (ii) and (iii) (including, without limitation, the proceeds of any sale or other disposition of such International Collateral) whether now existing or hereafter at any time or from time to time arising (the "International Proceeds").

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      SECTION 2. Grant of Security. To secure the prompt and complete payment and performance of the Obligations, each Grantor hereby assigns and pledges to the Secured Party, and hereby grants to the Secured Party, a security interest in, all of such Grantor's Collateral.

      SECTION 3. Security for Obligations. This Agreement secures the (a) payment of all obligations of each Grantor now existing or hereafter arising to the Secured Party under the International Credit Agreement, including Letter of Credit Outstandings, the Note and the other International Loan Documents and all renewals, extensions, amendments, supplements and rearrangements thereof and all notes given in substitution or replacement therefor and (b) payment and performance of all obligations, covenants and conditions by each Grantor contained in any International Loan Document to which it is a party (including, without limitation, the covenants and conditions contained herein), whether for principal, interest, fees, expenses or otherwise (all such obligations, covenants and conditions described in the foregoing clauses (a) and (b) being hereinafter collectively referred to as the "Obligations").

      SECTION 4. Representations and Warranties. Each Grantor hereby represents and warrants as follows:

            (a) The principal place of business and chief executive office of such Grantor is located at Brookhollow Central III, 2950 North Loop West, Suite 750, Houston, Texas. There are no other principal places of business of such Grantor.

            (b) All records concerning such Grantor's Accounts and all originals of all chattel paper which evidence the Accounts are and will remain located at the chief executive offices listed in Section 4(a). Such Grantor will promptly notify the Secured Party of any change of its name, its corporate structure, jurisdiction of incorporation, or the address of its chief executive office or principal place of business listed in
      Section 4(a).

            (c)   All of the Inventory is located at the places listed in
      Schedule 4(c), with the International Inventory being separately identified on such schedule.

            (d) The Grantors own the Collateral free and clear of any Lien except for the Liens in favor of the Secured Party, Permitted Liens and Liens securing the Domestic Obligations. No effective financing statement or other instrument similar in effect covering all or any part of the International Collateral is or will be on file in any recording office, except as may be filed in favor of the Secured Party and the Domestic Lenders.

            (e) Upon the making of all filings and the taking of all other actions necessary to perfect the security interests created hereby, including, without limitation, those actions specified in Section 5(a) below, this Agreement will create a valid first priority Lien in the International Collateral and a valid Lien on the Domestic Collateral which is junior in priority only to Liens created pursuant to the Domestic Security Documents, each such Lien securing the payment of the Obligations.

            (f) Other than the filings and other actions described in Section 5 to perfect the security interests created by this Agreement, no authorization, approval or other

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      action by, and no notice to or filing with, any Governmental Authority, is required for (i) the due execution, delivery and performance of this Agreement by each Grantor, and the other International Loan Documents;
      (ii) the grant by each Grantor of the Liens granted hereby; (iii) the perfection of the Liens granted hereby; or (iv) the exercise by the Secured Party of the rights and remedies of the Secured Party hereunder.

            (g) This Agreement is, and all other documents and instruments executed in connection herewith when delivered will be, the legal, valid and binding obligations of each Grantor, enforceable against such Grantor in accordance with their respective terms, except as enforcement may be
      (i) limited by Debtor Laws and (ii) subject to the general effect of general principles of equity.

            (h) The Grantors have received, or will receive, direct or indirect benefit from the making of this Agreement.

            (i) As of the date hereof, and after giving effect to this Agreement, (i) the assets of each Grantor, at a fair valuation, will exceed its liabilities, including the fair value of its contingent liabilities; (ii) the remaining capital of such Grantor will not be unreasonably small to conduct its business; and (iii) such Grantor has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this Subsection 4(i), "debt" means any liability on a claim and "claim" means (x) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (y) any right to an equitable remedy for breach of performance if such breach gives rise to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

            (j) None of the obligors on any of the Grantor's Accounts is a Governmental Authority which would require the Secured Party's security interest with respect to such Accounts created hereunder to be perfected other than by the filing of a UCC-1 Financing Statement.

            (k) No part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

            (l) As of the date hereof, no Grantor owns, has any rights in or holds any registered trademarks, patents, applications for patents or licenses associated with any patent, except as disclosed to the Secured Party in writing.

            (m)   [Omitted Intentionally]

            (n) No Grantor has changed its name within the last five (5) years.

            (o)   Each Grantor's taxpayer identification number is set forth in
      Schedule 4(o).

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      SECTION 5. Further Assurances.

            (a) Each Grantor authorizes the Secured Party to file financing statements (including, without limitation, Form UCC-1, Form UCC-2 or Form UCC-3) and other security documents executed by such Grantor in such offices and locations as are necessary in the opinion of the Secured Party to perfect the Liens granted herein. The Grantors further agree that from time to time, at the expense of the Grantors, the Grantors will (i) promptly give, execute, deliver, file and/or record all further instruments and documents, opinions of counsel or other papers, (ii) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof, and
      (iii) take all further action that may be necessary or desirable, or that the Secured Party may reasonably request, in order to protect any Lien renewed and extended or granted or purported to be granted hereby and to create, preserve, validate and perfect any Lien granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

            (b) Each of the Grantors authorize the Secured Party to file a carbon, photographic or other reproduction of this Agreement as a financing statement or to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law.

            (c) The Grantors will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

            (d) The Grantors shall notify the Secured Party promptly, in reasonable detail of (i) any Lien or claim made or asserted against any of the Collateral; (ii) any material change in the composition of the Collateral; and (iii) the occurrence of any other event that could have a material adverse effect on the aggregate value of the Collateral or on the Lien created hereunder. If (i) the validity or priority of this Agreement or of any material rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or
      (ii) if any legal proceedings are instituted with respect thereto, the Grantors will give prompt written notice thereof to the Secured Party and at their own cost and expense will diligently endeavor to cure any material defect that may have developed or be claimed, and will take all necessary and proper steps for the defense of such legal proceedings; and if an Event of Default has or would result, the Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the material rights, titles, security interests and other interests created or evidenced hereby, and all reasonable and customary expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 22 of this Agreement.

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            (e)   Each Grantor shall at all times keep accurate and complete records of the Collateral and its proceeds. Each Grantor shall, where applicable, at such Grantor's own expense take all reasonable and appropriate steps to enforce the collection of the Collateral and items representing proceeds thereof.

            (f) Each Grantor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to the warranties, representations and agreements of such Grantor under this Agreement. Upon reasonable request by the Secured Party, each Grantor will take reasonable steps to make written designation on its books and records to reflect thereon the assignment to the Secured Party of the Collateral covered by this Agreement; provided, however, that the failure of such Grantor to make such a written designation shall not affect the rights of the Secured Party to any of the Collateral.

            (g) If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, each Grantor will, at the request of the Secured Party during the continuation of any Event of Default, immediately deliver any of the foregoing to the Secured Party, appropriately endorsed to the Secured Party's order and regardless of the form of endorsement, each such Grantor waives presentment, demand, notice of dishonor, protest and notice of protest. After an Event of Default but prior to such delivery, such Collateral shall be held by each such Grantor in trust for the benefit of the Secured Party and subject to the Liens granted herein.

            (h) No Grantor will use, or allow the use of, the Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable any insurance then in force with respect thereto. No Grantor will do or suffer to be done any act outside its ordinary course of business whereby the value of any part of the Collateral may be lessened in any material respect.

            (i) Each Grantor agrees to provide, maintain and keep in force casualty, liability and other insurance for that portion of the Collateral which is tangible personal property as required by the International Credit Agreement. Subject to any assignments under the Domestic Security Documents, each Grantor hereby assigns to the Secured Party the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the Collateral, or any risk to or about the Collateral, subject to the International Credit Agreement. To the extent such policies are transferable, and subject to the consent and requirements of the applicable insurance companies or policies, foreclosure of this Agreement shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the Collateral and all claims thereunder arising from post-foreclosure events. To the extent such policies are transferable, and subject to the consent and requirements of the applicable insurance companies or policies, the successful bidder or bidders for any Collateral at any foreclosure, as their respective interests may appear, shall automatically accede to all of such Grantor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the bill of sale to any such successful bidder mentions insurance. All proceeds of insurance which was paid for by any Grantor or by anyone other than the Secured Party and which proceeds

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      are actually received by the Secured Party before foreclosure shall be applied in accordance with the International Credit Agreement. Unless the Secured Party's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not the Secured Party, shall have no interest in such proceeds and the Secured Party shall apply them, if and when collected, to the Obligations in such order and manner as the Secured Party shall then elect and remit any remaining balance to such Grantor or to such other Person as is legally entitled to them), all proceeds of all such insurance which are not so reserved by the Secured Party at the foreclosure sale and are not actually received by the Secured Party until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and such Grantor shall have no interest in them and shall receive no credit for them. The Secured Party shall not have any duty to any Grantor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance. If the Secured Party elects at any time or for any reason to purchase insurance relating to the Collateral, it shall have no obligation to cause any Grantor or anyone else to be named as an insured, to cause such Grantor or anyone else's interests to be insured or protected or to inform any Grantor or anyone else that his or its interests are uninsured or underinsured, and any such insurance shall be at the Secured Party's sole cost.

            (j) The Collateral is and shall remain in each Grantor's possession or control at all times at such Grantor's risk of loss at such of Grantor's locations as described in writing to the Secured Party, where the Secured Party may inspect it at any time, except for (i) its temporary removal in connection with its ordinary use, (ii) any removal to which the Secured Party consents in writing in advance and (iii) dispositions permitted hereby or by the International Credit Agreement.

            (k) Until the occurrence of an Event of Default which has not been cured or waived, each Grantor may use the Collateral described in Article 1 under the caption "Inventory" in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease such Collateral in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Until the occurrence of an Event of Default which has not been cured or waived, each Grantor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on the business of such Grantor and their Subsidiaries.

            (l) Should any material part of the Collateral become in default, each Grantor, at its sole expense, will promptly take all commercially reasonably necessary and proper efforts to effect the collection thereof, either through legal proceedings or otherwise, and if commercially reasonable, will proceed with the foreclosure of any Liens securing the same and with enforcement of any guaranties whereby payment of the same is guaranteed.

      SECTION 6. As to International Accounts. Each Grantor shall:

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            (a)   Unless prior written consent has been obtained from the
      Secured Party or Ex-Im Bank (which consent of the Secured Party shall not be unreasonably withheld or delayed), keep its chief place of business and chief executive offices and the offices where it keeps records concerning the International Accounts, and all originals of all chattel paper which evidence International Accounts, at the location or locations therefor specified in Section 4(a) or at such other locations in jurisdictions where all action required by Section 5 shall have been taken with respect to the International Accounts. Each Grantor will hold and preserve such records and chattel paper and, upon prior oral notice, will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from and photocopies of such records and chattel paper at the Secured Party's expense;

            (b) except as otherwise provided in this Subsection (b), continue to collect, at its own expense, all amounts due or to become due to it under the International Accounts. In connection with such collections, each Grantor may take (and, at the Secured Party's direction, shall take) such action as such Grantor or the Secured Party may deem reasonably necessary or advisable to enforce collection of the International Accounts; provided, however, that upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right, at any time, to notify the account debtors or obligors under any International Accounts of the assignment of such International Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of such Grantor, to enforce collection of any such International Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. Upon the occurrence and during the continuance of any Event of Default, all amounts and proceeds (including instruments) received by any Grantor in respect of the International Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary indorsement) to be held as cash collateral subject to the terms and conditions of the International Credit Agreement and applied as provided by Section 16(b). No Grantor shall adjust, settle or compromise the amount or payment of any International Accounts, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon; and

            (c) not sell, discount or otherwise transfer, whether with or without recourse, any notes or International Accounts.

      SECTION 7. As to International Inventory. Each Grantor shall:

            (a)   keep the International Inventory at the places specified in
      Section 4(c) and at such other locations in jurisdictions where all action required by Section 5 shall have been taken with respect to the International Inventory; and

            (b) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all valid claims (including claims for

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      labor, materials and supplies) against the International Inventory, except liabilities which are being contested in good faith and which are not owed to a Governmental Authority.

      SECTION 8. Change of Type and Jurisdiction of Organization, and Name. No Grantor will change its type of organization or jurisdiction of organization without at least 30 days prior notice to the Secured Party and without taking all actions necessary to continue the Secured Party's perfected security interest in the Collateral. No Grantor will further change its name or identity in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402 of the UCC (or any other then applicable provision of the UCC or any other provision of law in effect in any applicable jurisdiction) unless such Grantor shall have given the Secured Party at least thirty (30) days' prior written notice thereof, the Secured Party shall have determined that such change will not adversely affect the validity, perfection or priority of the Secured Party's security interest in the Collateral and such Grantor shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading.

      SECTION 9. License. Each Grantor hereby grants to the Secured Party a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all General Intangibles, trademarks, franchises, trade names, copyrights and patents of such Grantor for the purpose of selling, leasing or otherwise disposing of any or all Collateral, provided that, Secured Party shall not exercise any such rights except upon the occurrence and during the continuation of an Event of Default.

      SECTION 10. Transfers and Other Liens. Except as permitted by the International Credit Agreement and the sale of Items in accordance with the terms and conditions of the International Loan Documents, no Grantor shall (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral (other than Inventory in the ordinary course of business), or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld or delayed.

      SECTION 11. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Secured Party, effective upon the occurrence and during the continuance of any Event of Default, as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

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            (c)   to receive, open and dispose of all mail addressed to such
      Grantor and to notify the United States Post Office authorities to change the address for delivery of all mail addressed to such Grantor to such address as the Secured Party may designate;

            (d) to execute in connection with any sale of the Collateral pursuant to Section 16 hereof, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to the Collateral; and

            (e) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party.

      SECTION 12. Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, the Secured Party may, after providing such Grantor ten (10) days' notice of any such Grantor's failure to perform, itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by such Grantor under Section 11.2 of the International Credit Agreement.

      SECTION 13. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 14. Assignment of Payments; Certain Powers of Secured Party; Voting Rights. During the continuation of an Event of Default, each Grantor hereby authorizes and directs each account debtor and each other Person (a "Collateral Obligor") obligated to make payment in respect of any of the Collateral to pay over to the Secured Party or its designee, upon demand by the Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Obligations and without any notice to or further consent of such Grantor. To facilitate the rights of the Secured Party hereunder, each Grantor hereby authorizes the Secured Party, during the continuation of an Event of Default and subject in the case of Domestic Collateral, to repayment in full of the Domestic Obligations:

            (a) to notify Collateral Obligors of the Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by any Grantor; and each Grantor hereby constitutes and appoints the Secured Party the true and lawful attorney of such Grantor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of such Grantor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g);

            (b) to ask, demand, collect, receive, give receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment

EXHIBIT A - Solo Page
      in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as the Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of any Grantor to the Secured Party under this Agreement or otherwise);

            (c) to execute, sign, endorse, transfer and deliver (in the name of any Grantor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in partial payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the Liens created pursuant to this Agreement;

            (d) in its discretion to file any claim or take any other action or proceeding which the Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of the Secured Party hereunder;

            (e) to sign the name of any Grantor to financing statements, drafts against any Collateral Obligor, assignments or verifications of any of the Collateral and notices to any Collateral Obligor;

            (f) to station one or more representatives of the Secured Party on any Grantor's premises for the purpose of exercising any rights, benefits or privileges available to the Secured Party hereunder or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

            (g) to cause title to any or all of the Collateral to be transferred into the name of the Secured Party or any nominee or nominees of the Secured Party.

      SECTION 15. Events of Default. Should any "Event of Default" (as such term is defined in the International Credit Agreement) occur, the same shall constitute an Event of Default under this Agreement (an "Event of Default").

      SECTION 16. Remedies. If any Event of Default shall have occurred:

            (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and in addition thereto and cumulative thereof, the following rights: the right to sell, lease or otherwise dispose of the Collateral and the right to take possession of the Collateral, and for that purpose, the Secured Party may enter upon any premises on which the Collateral may be situated and remove the same therefrom and/or may render the Collateral inoperable; the Secured Party may require each Grantor to, and each such Grantor hereby agrees that such Grantor will, at its expense and upon the request of the Secured Party, forthwith assemble all or part of the Collateral and all documents relating to the Collateral as directed by the Secured Party and make the Collateral available to the Secured Party at a place to be designated by the

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

      Secured Party; without notice except as specified below, sell the Collateral in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash or on credit, or partly of each, or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party has no obligation to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized. Each Grantor agrees that at least ten (10) days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be promptly applied in whole or in part by the Secured Party against the Obligations in any order the Secured Party may select, including but not limited to, reasonable attorney's fees and expenses. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be delivered to the Domestic Lenders if Domestic Obligations are outstanding to be applied to the Domestic Obligations in such order as the Domestic Lenders may select until payment in full thereof and then paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement. To the extent it is commercially reasonable, if the Secured Party sells any Collateral on credit, the Grantors will receive credit against the Obligations only for cash payments actually made by the purchaser to the Secured Party. If a purchaser fails to pay the purchase price, then the Secured Party may resell the Collateral.

            (c) All rights and remedies of the Secured Party expressed herein are in addition to all other rights and remedies possessed by the Secured Party in the International Loan Documents and any other agreement or instrument relating to the Obligations.

      SECTION 17. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 18. Addresses for Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, facsimile or cable communication) and, if to the Grantors, mailed, telegraphed, transmitted, cabled or delivered to it, addressed to it at the address of the Grantors specified in Section 4(a) hereof, if to the Secured Party, mailed, telegraphed, transmitted, cabled or delivered to it, addressed to it at Wells Fargo HSBC Trade Bank, N.A., 1000 Louisiana St., Suite 404, Houston, Texas 77002, Attention: Luis M. Noriega, or as to each party at such other address as

EXHIBIT A - Solo Page
shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 18. All such notices and other communications shall, when mailed, telegraphed, transmitted or cabled, respectively, be effective when deposited in the mails, transmitted by telecopier or delivered to the cable company, respectively. All requests under
Section 9-210 of the UCC (i) shall be made in a writing signed by an authorized person, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation,
(iii) shall be deemed to be sent when received by the Lender, and (iv) shall otherwise comply with the requirements of Section 9-210. Each Grantor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding. Each Grantor shall pay the Secured Party the maximum amount allowed by law for responding to such requests.

      SECTION 19. Security Interest Absolute. All rights of the Secured Party, all obligations of each Grantor hereunder and the security interests hereunder shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:

            (a) any lack of validity or enforceability of the Ex-Im Bank Guaranty, the International Credit Agreement, the Note, or any of the other International Loan Documents or any other agreement or security document relating thereto or executed in connection with or pursuant to any International Loan Document;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Ex-Im Bank Guaranty, the International Credit Agreement, the Note, any of the other International Loan Documents, or any other agreement or instrument relating thereto or executed in connection with or pursuant to any International Loan Document;

            (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or such Grantor in respect of this Agreement.

      SECTION 20. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until termination of the obligations of the Secured Party to make the Loans and payment in full thereafter of the Obligations; (b) be binding upon each Grantor, their successors and assigns; and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns.

      SECTION 21. Waiver of Marshalling. All rights of marshalling of assets of each Grantor, including any such right with respect to the Collateral, are hereby waived by such Grantor.

EXHIBIT A - Solo Page

      SECTION 22. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Secured Party for any and all out-of-pocket expenses (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants of the Secured Party) paid or incurred by the Secured Party in connection with the preparation, execution, delivery, administration, collection and enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

      SECTION 23. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law; and all the provisions of this Agreement are intended (a) to be subject to all applicable mandatory provisions of law which may be controlling and (b) to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      SECTION 24. Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made in writing by or on behalf of the Grantors in connection herewith shall survive the execution and delivery of this Agreement until payment in full of the Obligations. Any investigation by the Secured Party shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

      SECTION 25. Separability. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

      SECTION 26. Captions. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

      SECTION 27. No Waiver; Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law and any rights and remedies possessed by the Secured Party in the International Credit Agreement, the International Note, the other International Loan Documents and any other agreement or instrument relating to the Obligations.

EXHIBIT A - Solo Page

      SECTION 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      SECTION 29. Controlling Agreement. It is expressly agreed that the terms and provisions of this Agreement are cumulative of the terms and provisions of the other International Loan Documents and Domestic Loan Documents; provided, to the extent that there does or may hereafter exist any representation, warranty, term, provision, condition, covenant, default, remedy or any other agreement (or subject matter with respect to the same) in this Agreement which is inconsistent with, or in conflict of, any representation, warranty, term, provision, condition, covenant, default, remedy or any other agreement (or subject matter with respect to any of the same) regarding any guarantor and/or the Collateral, then the provisions hereof shall prevail and govern; provided further, that in the event there is any such inconsistency or conflict between this Agreement and the International Credit Agreement, the provision of the International Credit Agreement shall prevail and govern.

      SECTION 30. Subordination of Domestic Collateral. As to the Domestic Collateral only, the Lien of this Agreement shall be second, subordinate and inferior to Liens securing the Domestic Credit Agreement.

      SECTION 31. [Omitted Intentionally].

      SECTION 32. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OR PRIORITY OF THE LIENS CREATED HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

      TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE PARTIES HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY OF THE OTHER INTERNATIONAL LOAN DOCUMENTS, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INTERNATIONAL LOAN DOCUMENTS AND AGREES THAT ANY ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      THIS AGREEMENT IS A WRITTEN LOAN DOCUMENT AND TOGETHER WITH ALL OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

               [The Rest of This Page is Intentionally Left Blank]

EXHIBIT A - Solo Page

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                      NATCO GROUP INC.

                                      By:  /s/ Patrick M. McCarthy
                                         ---------------------------------------
                                           Patrick M. McCarthy
                                           President

                                      NATIONAL TANK COMPANY

                                      By:  /s/ Patrick M. McCarthy
                                         ---------------------------------------
                                           Patrick M. McCarthy
                                           President

                                      TEST ENGINEERING SERVICES TEAM, INC.

                                      By:  /s/ Patrick M. McCarthy
                                         ---------------------------------------
                                           Patrick M. McCarthy
                                           Executive Vice President

                                      WELLS FARGO HSBC TRADE BANK, N.A.

                                      By:  /s/ Luis M. Noriega
                                         ---------------------------------------
                                           Luis M. Noriega
                                           Vice President/
                                           Senior Relationship Manager

EXHIBIT A - Solo Page

                                  SCHEDULE 4(C)

                             Locations of Inventory

For National Tank Company:

Electra
Business Highway 287 East
1910 East Front Street
Electra, TX 76360

New Iberia
5315 Curtis Lane
New Iberia, LA  70560

Magnolia
26535 FM 2978
Magnolia, TX 77354

Pittsburg
Foot of Arcy Lane
880 Building
Pittsburg, CA 94565

For Total Engineering Services Team, Inc.:

Harvey
1036 Destreha Ave.
Harvey, LA 70058

Houston
8564 Katy Freeway, Suite 132
Houston, TX 77024

New Iberia
718 East Highway 90
New Iberia, LA 70583

SCHEDULE 4(c), Location of Inventory - Solo Page

                                  SCHEDULE 4(O)

                           TAX IDENTIFICATION NUMBERS

              Grantor                     Tax Identification Number
------------------------------------------------------------------
NATCO Group Inc.                                22-2906892
------------------------------------------------------------------
National Tank Company                           13-2571945
------------------------------------------------------------------
Test Engineering Services Team, Inc.            72-0690054
------------------------------------------------------------------

SCHEDULE 4(c), Location of Inventory - Solo Page